SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) April 1, 2011 (March 28, 2011)

GUIDED THERAPEUTICS, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of Principal Executive Offices)	30092 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On March 28, 2011, Guided Therapeutics, Inc. (“GT”) executed an agreement to extend its existing license agreement with Konica Minolta Opto, Inc. (“KMOT”) to co-develop non-invasive cancer detection products for one year, effective May 1, 2011. Pursuant to the extension agreement, KMOT will pay GT a $750,000 fee for the extension. Additionally, the agreement provides for a subsequent one-year renewal upon the written agreement of the parties. This extension is the second extension of the original agreement, which a one-year exclusive negotiation and development agreement of optimization of GT’s microporation system for manufacturing, regulatory approval, commercialization and clinical utility, entered into by GT and KMOT in April 2009.

Also on March 28, 2011, GT executed an agreement to extend its existing agreement with KMOT to develop prototype devices specific to the esophageal cancer detection application for one year, effective May 1, 2011. Pursuant to the extension agreement, KMOT will pay GT a total of $1.72 million in installments payable on quarterly beginning on the effective date.

The foregoing descriptions of the extension agreements do not purport to be complete and are qualified in their entirety by the full text of the extension agreements, which are filed as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Section 2.02                  Results of Operations and Financial Condition

 On March 30, 2010, the registrant publicly released its financial results for the fourth quarter and full year 2010, as more fully described in the press release, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Section 7.01                 (Regulation FD Disclosure)

 On March 31, 2010, the registrant conducted a conference call discussing its financial results for the fourth quarter and full year 2010 and other matters concerning the operation of the company, as more fully described in the prepared transcript of the call, a copy of which is furnished as Exhibit 99.3 hereto and which information is incorporated herein by reference.

On March 30, 2010, the registrant publicly issued a press release announcing agreements with KMOT, as more fully described in the press release, a copy of which is furnished as Exhibit 99.2 hereto and which information is incorporated herein by reference.

Item 9.01                       Financial Statements and Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description
10.1	Assigned Task Agreement
10.2	Agreement for Collaboration in the Development of Sectroscopic technology
99.1	Press Release Dated March 30, 2011 Releasing Financial Results for the Fourth Quarter
99.2	Press Release Dated March 30, 2011 Announcing Agreements with Konica Minolta Opto
99.3	Conference call script dated March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC

	By:	/s/ MARK L. FAUPEL
Mark L. Faupel, Ph.D.
CEO & President
Date: April 1, 2011

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